SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2004



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 12. Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On April 28, 2004, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated April 28, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 28, 2004


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated April 28, 2004.

Exhibit  99.1


                           PAR TECHNOLOGY CORPORATION
                        -REPORTS FIRST QUARTER RESULTS-
       RECORD REVENUE FOR 1ST QUARTER IN PAR'S HISTORY, REVENUES RISE 24%
      HOSPITALITY TECHNOLOGY BUSINESS IS CATALYST OF GROWTH; INCREASES 27%
                         GOVERNMENT BUSINESS GROWS 17%
        ----------------------------------------------------------------
            NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--April 28, 2004--PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2004.

PAR reported first quarter revenues of $37.9 million, a 24% increase over the $30.7 million reported in the same period a year ago. Net Income for the first quarter of $736,000 was reported compared with net income of $229,000 in the first quarter of 2003, a 221% increase. The Company reported diluted earnings per share of $0.08 for the first quarter of 2004, as compared to diluted earnings per share of $0.03 for the first quarter of last year.

PAR experienced significant revenue growth in both of their businesses. PAR's hospitality technology revenues grew 27% from a year ago along with the Company's Government business raising revenues by 17% over the first quarter of 2003.

John W. Sammon, PAR Chairman and CEO commented, "We are certainly gratified by the record revenue of the first quarter which exceeded our expectations and is a solid start for the Company in 2004. We believe the growth in our results favorably reflects upon our commitment to key strategies of growing those lines of business that we know the best, hospitality technology and government contracting, and to continue to grow our market share in these industries." Sammon added, "I continue to be pleased with the acceptance of our product and services strategy by our customers in key business areas. I am confident our plans are closely aligned with our customers' needs and we are executing effectively to satisfy them."

Sammon concluded, "Our customer-centric approach continues to make a significant impact across our business units. This focus along with the continued leveraging of our mature infrastructure for improved bottom-line results underscores our ability to provide our shareholders with upside earnings potential as well as significant shareowner value. This will continue to remain our focus going forward."

Forward-looking statements in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, further delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY
PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 35,000 systems installed in over 95 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (In Thousands Except Share Amounts)
                                   (Unaudited)

                                                               March 31,  December 31,
                                                                 2004         2003
                                                               --------   -----------
Assets
Current assets:
     Cash ..................................................   $  2,377    $  1,467
     Accounts receivable-net ...............................     26,528      31,876
     Inventories-net .......................................     31,740      31,894
     Deferred income taxes .................................      6,465       6,486
     Other current assets ..................................      3,721       2,472
     Total assets of discontinued operation ................       --            20
                                                               --------    --------
         Total current assets ..............................     70,831      74,215

Property, plant and equipment - net ........................      7,251       7,240
Deferred income taxes ......................................      2,593       2,857
Other assets ...............................................      3,437       2,855
                                                               --------    --------
                                                               $ 84,112    $ 87,167
                                                               ========    ========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .....................   $     91    $     89
     Borrowings under lines of credit ......................      2,607       6,989
     Accounts payable ......................................      8,999       8,301
     Accrued salaries and benefits .........................      5,818       5,461
     Accrued expenses ......................................      2,450       2,471
     Deferred service revenue ..............................      5,612       5,947
     Total liabilities of discontinued operation ...........        514         578
                                                               --------    --------
         Total current liabilities .........................     26,091      29,836
                                                               --------    --------
Long-term debt .............................................      2,068       2,092
                                                               --------    --------
Commitments and contingent liabilities Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .........................       --          --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       10,025,237 and 9,966,062 shares issued;
       8,614,550 and 8,555,375 outstanding .................        201         199
     Capital in excess of par value ........................     29,900      29,761
     Retained earnings .....................................     33,111      32,375
     Accumulated other comprehensive loss ..................       (206)        (43)
       Treasury stock, at cost,
         1,410,687 shares ..................................     (7,053)     (7,053)
                                                               --------    --------
         Total shareholders' equity ........................     55,953      55,239
                                                               --------    --------
                                                               $ 84,112    $ 87,167
                                                               ========    ========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)

                                              For the three months
                                                 ended March 31,
                                           -------------------------
                                             2004             2003
                                           --------         --------
Net revenues:
     Product ...........................   $ 16,239         $ 12,353
     Service ...........................     10,307            8,469
     Contract ..........................     11,352            9,720
                                           --------         --------
                                             37,898           30,542
                                           --------         --------
Costs of sales:
     Product ...........................     11,037            8,062
     Service ...........................      8,945            7,167
     Contract ..........................     10,530            9,272
                                           --------         --------
                                             30,512           24,501
                                           --------         --------

           Gross margin ................      7,386            6,041
                                           --------         --------
Operating expenses:
     Selling, general and administrative      5,016            4,411
     Research and development ..........      1,343            1,159
                                           --------         --------
                                              6,359            5,570
                                           --------         --------
Operating income .......................      1,027              471
Other income, net ......................        211               76
Interest expense .......................        (73)            (143)
                                           --------         --------
Income from continuing operations
  before provision for income taxes ....      1,165              404
Provision for income taxes .............       (429)            (148)
                                           --------         --------
Income from continuing operations ......        736              256
                                           --------         --------
Discontinued operations:
     Loss from operations of
        discontinued component .........       --                (42)
     Income tax benefit ................       --                 15
                                           --------         --------
     Loss from discontinued operations .       --                (27)
                                           --------         --------
Net income .............................   $    736         $    229
                                           ========         ========

Earnings per share:
Basic:
     Income from continuing operations     $    .09         $    .03
     Loss from discontinued operations     $     --         $     --
           Net income ................     $    .09         $    .03
Diluted:
     Income from continuing operations     $    .08         $    .03
     Loss from discontinued operations     $     --         $     --
           Net income ................     $    .08         $    .03
Weighted average shares outstanding
     Basic ...........................        8,570            8,373
                                           ========         ========
     Diluted .........................        9,129            8,767
                                           ========         ========